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                                                                   EXHIBIT 23.3



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report in Capstone Pharmacy Services, Inc.'s Form 8-K dated February 29, 1996 for the years ended December 31, 1995, 1994 and 1993 dated March 20, 1996 and to all references to our firm included in this registration statement.




                     /s/ Blackman Kallick Bartelstein, LLP



Chicago, Illinois
August 7, 1996